UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 16, 2018

INVESTORS HERITAGE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

KENTUCKY	000-01999	61-6030333
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Capital Avenue Frankfort, Kentucky	40601
(Address of principal executive offices)	(Zip Code)

(502) 223-2361

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)

A special meeting of the shareholders of Investors Heritage Capital Corporation, a Kentucky corporation, was held February 15, 2018 at 11:00 a.m. at which time the shareholders were asked to vote on the proposals set forth in (b) below:

(b)	The proposals voted upon at the special meeting of shareholders of Investors Heritage Capital Corporation and the results thereof are as follows:

(1)

To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated October 27, 2017 (as it may be amended from time to time, the “Merger Agreement”), by and among Investors Heritage Capital Corporation, Aquarian Investors Heritage Holdings, LLC, a Delaware limited liability company and Aquarian Investors Heritage Acquisition Co., a Kentucky corporation and a wholly owned subsidiary of Aquarian Investors Heritage Holdings, LLC, pursuant to which and upon the satisfaction or waiver of the conditions to the closing set forth in the Merger Agreement, Aquarian Investors Heritage Acquisition Co. will, at the closing, merge with and into Investors Heritage Capital Corporation and Investors Heritage Capital Corporation will become a direct, wholly owned subsidiary of Parent (the “Merger”).

The total number of shares of Investors Heritage Capital Corporation’s common stock entitled to vote were voted as follows:

FOR	835,418
AGAINST	12,056
ABSTAIN	847

(2)

To consider and vote on any proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

The total number of shares of Investors Heritage Capital Corporation’s common stock entitled to vote were voted as follows:

FOR	834,222
AGAINST	12,646
ABSTAIN	1,453

(3)

To consider and vote on the proposal to approve, by non-binding, advisory vote, compensation that will or may become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger.

The total number of shares of Investors Heritage Capital Corporation’s common stock entitled to vote were voted as follows:

FOR	826,922
AGAINST	13,220
ABSTAIN	8,179

Notwithstanding the foregoing, the consummation of the transactions contemplated by the Merger Agreement remains subject to the satisfaction of certain conditions as set forth in the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS HERITAGE CAPITAL CORPORATION

Date: February 16, 2018	By:	/s/Harry Lee Waterfield II
Harry Lee Waterfield II
President